Exhibit 99.4

The  Unaudited  Pro  Forma   Consolidated   Financial   Statements  of  BioMarin
Pharmaceutical Inc. as of and for the Six Month Period Ended June 30, 2002 and for the Year Ended December 31, 2001.

The following unaudited pro forma consolidated financial statements are presented for illustrative purposes only and are not indicative of the combined results of operations of the consolidated company. The unaudited pro forma consolidated financial statements have been prepared from the historical financial statements of Glyko and BioMarin as at June 30, 2002 and for the year ended December 31, 2001 and for the six month period ended June 30, 2002. The unaudited pro forma consolidated balance sheet assumes the transaction had been consummated on June 30, 2002. The unaudited pro forma consolidated statement of operations for the six month period ended June 30, 2002 and for the year ended December 31, 2001 assume that the transaction had been consummated on January 1, 2001. The unaudited pro forma consolidated financial statements are presented in accordance with United States Generally Accepted Accounting Principles (GAAP), which differs in certain respects from Canadian GAAP. All figures are in U.S. dollars.

                      BioMarin Pharmaceutical Inc.
    Unaudited Pro Forma Consolidated Balance Sheet (United States GAAP)
                             June 30, 2002
                            (in thousands)

                                                                                                             BioMarin
                                                         Pro Forma Adjustments         Intercompany         Pro Forma
                                                     ------------------------------
                                                     ------------------------------
                             BioMarin       Glyko     Additions      Subtractions      Eliminations        Consolidated
                           -------------- ----------- -------------  --------------  -----------------   -----------------
Assets

Current assets.............  $  105,555     $ 1,880   $        -     $    (900)(a)     $           -       $     106,535

Investment in BioMarin.....           -      28,126            -                -          (28,126)(d)                 -

Investment in Glyko........           -           -       48,312(b)             -          (48,270)(d)                 -

Other long-term assets.....      36,418           -                                                               36,418
                           -------------- ----------- -------------   --------------  -----------------   -----------------
 Total assets..............  $  141,973    $ 30,006   $   48,312     $     (900)(a)    $   (76,396)        $     142,953
                            ============= =========== =============   ==============  =================   =================

Total liabilities..........  $   11,194    $  1,036   $        -     $           -     $           -       $      12,230
                           -------------- ----------- -------------   --------------  -----------------   -----------------

Stockholders' equity

Common stock...............          53      22,535           11(b)        (11)(c)        (22,535)(d)                 53

Preferred stock............           -           -       48,312(c)                       (48,312)(d)                  -

Additional paid in capital.     316,813      72,245       48,301(b)    (48,301)(c)        (71,401)(d)            317,657

Warrants...................       5,219           -            -                -                  -               5,219

Deferred compensation......        (281)          -            -                -                  -               (281)

Stockholder notes..........      (2,108)          -            -                -                  -             (2,108)

Other comprehensive income.         216           -            -                -                  -                 216

Retained deficit...........    (189,133)    (65,810)           -          (900)(a)          65,810(d)          (190,033)
                           -------------- ----------- -------------   --------------  -----------------   -----------------
 Total stockholders'
 equity....................     130,779      28,970        96,625      (49,170)            (76,396)             130,723
                           -------------- ----------- -------------   --------------  -----------------   -----------------

 Total liabilities and
 stockholders' equity......  $  141,973    $ 30,006     $  96,625    $ (49,170)       $    (76,396)       $     142,953
                           ============== =========== =============   ==============  =================   =================




                                                      BioMarin Pharmaceutical Inc.
                              Unaudited Pro Forma Consolidated Statement of Operations (United States GAAP)
                                                  For The Year Ended December 31, 2001
                                                  (in thousands, except per share data)




                             Historical  Historical    Historical                             Historical
                              BioMarin      IBEX        Synapse                   Pro Forma      Glyko
                                         (1/1/01 -                                 Subtotal
                             (1/1/01 -   date of       (1/1/01 -      Pro Forma    Without     (1/1/01 -     Pro Forma    Pro Forma
                             12/31/01)   acquisition)  12/31/01)     Adjustments    Glyko      12/31/01)    Adjustments     Total
                            --------- --------------   -----------  ------------- ----------- ----------- -------------- -----------

Revenues..............      $  11,699                                             $  11,699     $     -                  $  11,699
                            ---------                                             ----------- -----------                -----------

Operating cost and expenses:

Research and
 development..........         45,283     656 (f)      3,366(j)                      49,305           -                     49,305
General and
 administrative.......          6,718     667 (f)                      (400)(i)       6,985         462      (300)((i)       7,147
In-process research &
 development .........         11,647                               (11,647)(g)           -           -                          -
                            ---------                                             ----------- -----------                -----------
Total costs and
 expenses.............         63,648                                                56,290         462                     56,452
                            ---------                                             ----------- -----------                -----------


Loss from operations....      (51,949)                                              (44,591)       (462)                   (45,053)
Interest income.........        1,871                                                 1,871          45                      1,916
Interest expense........          (17)                                                  (17)          -                        (17)
Equity in loss of
 BioMarin...............            -                                                     -     (14,678)     14,678(e)          -
Equity in loss of
 joint venture..........       (7,333)                                               (7,333)          -                     (7,333)
                            ----------                                            ----------- -----------                -----------
Loss from continuing
 operations.............    $ (57,428)                                           $  (50,070)   $(15,095)                 $(50,487)
                            ==========                                           ============ ===========                ===========

Net loss from continuing
 operations per common
 share, basic and
 diluted................    $   (1.40)                                           $    (1.17)   $  (0.44)                 $  (1.18)
                            ==========                                           ============ ===========                ===========

Weighted average shares
outstanding.............       41,083        679 (k)       885(l)                    42,647      34,353                    42,647
                            ==========                                           ============ ===========                ===========




                                                    BioMarin Pharmaceutical Inc.
                            Unaudited Pro Forma Consolidated Statement of Operations (United States GAAP)
                                            For the Six Month Period Ended June 30, 2002
                                                (in thousands, except per share data)







                                                 Historical
                                  Historical       Synapse                   Pro Forma      Historical
                                   BioMarin     (1/1/02 - date  Pro Forma     Subtotal         Glyko        Pro Forma     Pro Forma
                                   (1/1/02 -          of                    Without Glyko     (1/1/02
                                   6/30/02)      acquisition)  Adjustments                   -6/30/02)     Adjustments      Total
                                ------------- ---------------- ----------- --------------- ------------- -------------- ------------

Revenues..................     $    7,215                                    $   7,215       $     -                      $   7,215
                                -------------                              --------------- -------------                ------------

Operating cost and expenses:
Research and development..         26,554         488(j)                        27,042              -                        27,042
General and
 administrative...........          6,988                       (1,100)(i)       5,888           1,140      (1,000)(i)        6,028
In-process research &
 development .............         11,223                      (11,223)(h)          -               -                           -
                                -------------                              --------------- -------------                ------------
Total costs and expenses..         44,765                                       32,930           1,140                       33,070
                                -------------                              --------------- -------------                ------------


Loss from operations......        (37,550)                                     (25,715)         (1,140)                     (26,855)
Interest income...........          1,404                                        1,404               2                        1,406
Interest expense..........           (252)                                        (252)              -                         (252)
Equity in loss of
 BioMarin.................              -                                           -           (8,822)       8,822(e)            -
Equity in loss of joint
 venture..................         (4,759)                                      (4,759)              -                       (4,759)
                                -------------                              --------------- -------------                ------------
Loss from continuing
 operations...............     $  (41,157)                                   $ (29,322)      $  (9,960)                   $ (30,460)
                                =============                              =============== =============                ============

Net loss from continuing
 operations per common
 share, basic and diluted.     $    (0.78)                                   $   (0.55)      $   (0.29)                   $   (0.57)
                                =============                              =============== =============                ============

Weighted average shares
    outstanding...........         52,973         391(l)                        53,364          34,353                       53,364
                                =============                              =============== =============                ============


                            BioMarin Pharmaceutical, Inc.
           NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS



1.   Basis of Presentation

     The unaudited pro forma consolidated financial statements are presented to give effect to:

        o     the acquisition of Glyko by BioMarin;
        o     the acquisition by BioMarin of certain assets of IBEX Therapeutics
              (IBEX); and
        o     the acquisition by BioMarin of Synapse Technologies Inc.

     The unaudited pro forma consolidated financial statements have been prepared from the historical financial statements of Glyko and BioMarin as at June 30, 2002, for the six months then ended and for the year ended December 31, 2001. The unaudited pro forma consolidated balance sheet assumes the transactions had been consummated on June 30, 2002. The unaudited pro forma consolidated statement of operations for each of the periods presented assumes that all transactions had been consummated on January 1, 2001.

     The unaudited pro forma consolidated financial statements do not reflect any cost savings or other synergies which may result from the transaction and are not necessarily indicative of future results of operations or financial position.

     These unaudited pro forma consolidated financial statements are presented in accordance with U.S. GAAP. Accounting policies used in the preparation of the unaudited pro forma consolidated financial statements are in accordance with those used in the preparation of the historical consolidated financial statements of BioMarin as at December 31, 2001 and for the year then ended.

2.   Conversion of Glyko to U.S. GAAP

     The historical consolidated financial statements of BioMarin have been prepared using U.S. GAAP and the historical financial statements of Glyko have been prepared using Canadian GAAP and U.S. GAAP. The primary difference between U.S. GAAP and Canadian GAAP are: (i) the way in which Glyko's equity in loss of BioMarin in calculated and presented in the statement of operations; and (ii) that Glyko reflects its gain on reduction of share ownership of BioMarin as a statement of operations item under Canadian GAAP, and as paid-in capital on the balance sheet under U.S. GAAP.

3.   Pro Forma Adjustments and Certain Non-Recurring Charges not Included

    (a) Reflects the estimated costs associated with the transaction of $0.9 million that had not been incurred as of June 30, 2002. Such costs will be charged to operations as incurred.

    (b) Records BioMarin's investment in Glyko at the fair value of the common stock issued by BioMarin based on the per share price of BioMarin common stock at August 21, 2002 (the transaction date) of $4.25 multiplied by the 11,367,617 shares issued by BioMarin.

          The   effect  of  the   stock  options  that  BioMarin  issued  in the
          transaction was not material and is not reflected in these pro forma statements.

    (c) Reflects BioMarin's issuance of preferred stock to Glyko in exchange for the BioMarin common stock owned by Glyko (11,367,617 shares as of June 30, 2002). Also reflects the cancellation of the BioMarin common stock received by BioMarin from Glyko.

    (d)   Eliminated intercompany holdings in consolidation.

    (e) Reverses Glyko's equity in loss of BioMarin that would eliminate in consolidation.

    (f) Reflects research and development and general and administrative expense of IBEX therapeutics business incurred during 2001 prior to its acquisition by BioMarin.

    (g) BioMarin incurred an in-process research and development charge of approximately $11.6 million in connection with the acquisition of IBEX therapeutic assets. This amount has been excluded from the pro forma presentation as it is non-recurring.

    (h) BioMarin incurred and in-process research and development charge of approximately $11.2 million in connection with the acquisition of Synapse. This amount has been excluded form the pro forma presentation as it is non-recurring.

    (i) Reflects the portion of the transaction costs incurred for the year ended December 31, 2001 and for the six months ended June 30, 2002. These costs have been excluded as they are non-recurring in nature.

    (j) Reflects research and development expenses of Synapse incurred during 2001 and the first quarter of 2002 prior to its acquisition by BioMarin.

    (k) Reflects the number of shares issued in connection with the IBEX transaction as if the transaction had been consummated on January 1, 2001.

    (l) Reflects the number of shares issued in connection with the Synapse transaction as if the transaction had been consummated on January 1, 2001.

4.   Reconciliation of BioMarin Stockholders' Equity

         The following table reconciles stockholders' equity of BioMarin:


                                                                                       (in thousands)
         Balance at June 30, 2002 (unaudited)..........................................     $130,779
                Net assets of Glyko acquired...........................................          844
                Transaction costs .....................................................         (900)
                Issuance of BioMarin common stock to Glyko shareholders................       48,312
                Cancellation of shares of BioMarin owned by Glyko......................      (48,312)
                Issuance of shares of BioMarin Series A Preferred Stock to Glyko.......       48,312
                Elimination of Series A Preferred Stock upon consolidation.............      (48,312)
                                                                                        -------------
         Pro Forma Consolidated Balance at June 30, 2002 (unaudited)...................     $130,723
                                                                                        =============
